EXHIBIT 99.1

Contact:	Franklin Resources, Inc.

Investor Relations: Lisa Shirley (650) 312-4091

Corporate Communications: Lisa Gallegos (650) 312-3395

franklintempleton.com

_____________________________________________________________________________

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces First Quarter Results

San Mateo, CA, January 25, 2007 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $426.8 million, or $1.67 per share diluted, on revenues of $1,427.8 million for the quarter ended December 31, 2006. In the quarter ended September 30, 2006, net income was $381.7 million, or $1.49 per share diluted, on revenues of $1,297.2 million. For the quarter ended December 31, 2005, net income was $318.0 million, or $1.21 per share diluted, on revenues of $1,181.5 million.

Operating income for the quarter ended December 31, 2006 was $508.1 million, as compared to $427.1 million for the prior quarter and $404.6 million for the quarter ended December 31, 2005. The company’s non-operating income for the quarter ended December 31, 2006 included $71.1 million of investment and other income, net, as compared to $57.8 million in the prior quarter and $32.4 million for the quarter ended December 31, 2005.

Assets under management by the company’s subsidiaries were $552.9 billion at December 31, 2006, as compared to $511.3 billion at September 30, 2006 and $464.8 billion at December 31, 2005. Simple monthly average assets under management during the quarter ended December 31, 2006 were $533.1 billion compared to $500.4 billion in the preceding quarter and $453.3 billion in the same quarter a year ago. Equity assets comprised 60% of total assets under management at December 31, 2006, as compared to 59% at September 30, 2006 and December 31, 2005. Fixed-income assets comprised 21% of total assets under management at December 31, 2006, as compared to 22% at September 30, 2006 and 23% at December 31, 2005. Hybrid assets accounted for 18% of total assets under management at December 31, 2006 and September 30, 2006, as compared to 17% at December 31, 2005. Sales exceeded redemptions by $10.0 billion for the quarter ended December 31, 2006, as compared to $2.4 billion for the prior quarter and $5.8 billion for the comparable quarter a year ago.

Fiscal First Quarter 2007 Highlights

Performance and Products1,2

(See important footnotes in the “Supplemental Information” section at the end of the release.)

•

81% of Franklin Templeton’s long-term mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 87% for the five-year period and 94% for the 10-year period ended December 31, 2006.[3,4]

•

74% of Franklin Templeton’s equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 80% for the five-year period and 92% for the 10-year period ended December 31, 2006.[3,5]

•

97% of Franklin Templeton’s fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 100% for the five-year period and 99% for the 10-year period ended December 31, 2006.[3,6]

•

75% of Franklin equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 80% for the five-year period and 91% for the 10-year period ended December 31, 2006.[3,7]

•

65% of Templeton equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 74% for the five-year period and 90% for the 10-year period ended December 31, 2006.[3,8]

•

100% of Mutual Series equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-, five- and 10-year periods ended December 31, 2006.[3,9]

•

87% of Franklin Templeton’s taxable fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 100% for the five-year period and 97% for the 10-year period ended December 31, 2006.[3,10]

•

100% of Franklin Templeton's tax-free fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-, five- and 10-year periods ended December 31, 2006.[3,11]

•

Franklin Balance Sheet Investment Fund ranked in the top two quartiles of the Lipper Mid-Cap Value Funds peer group for total return among 297, 222, 166 and 48 funds for the one-, three-, five- and 10-year periods ended December 31, 2006. The fund received Lipper Leader awards for Total Return, Preservation, Expense and Tax Efficiency, and was rated 4 stars overall by Morningstar among 268 Mid-Cap Value funds as of December 31, 2006.[12,21,22]

•

Templeton Growth Fund ranked in the top quartile of the Lipper Global Large-Cap Value Funds peer group for total return among 24, 19, 18 and 5 funds for the one-, three-, five- and 10-year periods ended December 31, 2006. The fund received a Lipper Leader award for Preservation, and was rated 4 stars overall by Morningstar among 415 World Stock funds as of December 31, 2006.[13,21,22]

•

Mutual Shares Fund ranked in the top two quartiles of the Lipper Multi-Cap Value Funds peer group for total return among 444, 341, 253 and 100 funds for the one-, three-, five- and 10-year periods ended December 31, 2006. The fund received Lipper Leader awards for Total Return and Preservation, and was rated 4 stars overall by Morningstar among 1111 Large Value funds as of December 31, 2006.[14,21,22]

•

Mutual Beacon Fund ranked in the top quartile of the Lipper Multi-Cap Core Funds peer group for total return among 916, 648, 469 and 197 funds for the one-, three-, five- and 10-year periods ended December 31, 2006. The fund received Lipper Leader awards for Total Return and Preservation, and was rated 4 stars overall by Morningstar among 1111 Large Value funds as of December 31, 2006.[15,21,22]

•

Mutual Discovery Fund ranked in the top two quartiles of the Lipper Global Multi-Cap Value Funds peer group for total return among 53, 46, 31 and 14 funds for the one-, three-, five- and 10-year periods ended December 31, 2006. The fund received a Lipper Leader award for Preservation, and was rated 4 stars overall by Morningstar among 415 World Stock funds as of December 31, 2006.[16,21,22]

•

Franklin Federal Tax-Free Income Fund ranked in the top quartile of the Lipper General Municipal Debt Funds peer group for total return among 257, 250, 227 and 145 funds for the one-, three-, five- and 10-year periods ended December 31, 2006. The fund received Lipper Leader awards for Total Return, Consistent Return and Expense, and was rated 4 stars overall by Morningstar among 284 Muni National Long funds as of December 31, 2006.17,21,22

•

Franklin California High Yield Municipal Fund ranked in the top quartile of the Lipper California Municipal Debt Funds peer group for total return among 116, 111, 95 and 68 funds for the one-, three-, five- and 10-year periods ended December 31, 2006. The fund received Lipper Leader awards for Total Return, Consistent Return and Tax Efficiency, and was rated 5 stars overall by Morningstar among 157 Muni California Long funds as of December 31, 2006.[18,21,22]

•

Franklin Income Fund ranked in the top decile of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group for total return among 425, 306, 219 and 107 funds for the one-, three-, five- and 10-year periods ended December 31, 2006. The fund received Lipper Leader awards for Total Return and Consistent Return, and was rated 5 stars overall by Morningstar among 339 Conservative Allocation funds as of December 31, 2006.[19,21,22]

•

Templeton Global Bond Fund ranked in the top decile of the Lipper Global Income Funds peer group for total return among 103, 93, 78 and 52 funds for the one-, three-, five- and 10-year periods ended December 31, 2006. The fund received a Lipper Leader award for Total Return, and was rated 5 stars overall by Morningstar among 160 World Bond funds as of December 31, 2006.[20,21,22]

Performance quoted represents past performance, which cannot predict or guarantee future results.

Global Business Developments

•      In a quarterly survey of shareholder satisfaction conducted by National Quality Review, a third party customer service evaluator, 95% of customers responding to the survey said that they would recommend Franklin Templeton Investments to others.

• Our retail web site, franklintempleton.com, was recognized by kasina as the overall top performer in its annual “Top 10 Web Sites for Financial Intermediaries” survey.

•      Franklin Templeton Investments and China Life Group announced the formation of a strategic partnership through the proposed formation of “China Life Franklin Asset Management Co. Limited” in Hong Kong to manage non-RMB assets of China Life Group.

• Launched three new products for Canadian investors: a corporate bond fund, a managed yield fund and a Canadian balanced fund.
• Opened two new SICAV (Sociétés d'Investissement à Capital Variable) funds: an Asian flex cap fund and an absolute return (Euro) fund, and also launched a Korea-domiciled global bond fund.
• Franklin Templeton Portfolio Advisors, Inc.’s Franklin Portfolio Advisors All Cap Growth portfolio was made available to unified managed account investors at a major brokerage firm.
• Completed a final closing of a European private equity real estate fund of funds vehicle.

•      Introduced retirement planning presentation for financial advisors, developed in conjunction with Ibbotson Associates, Inc., featuring new proprietary research findings that evaluate portfolio asset allocation and income distribution strategies that have the highest probability of generating a given level of income for at least 30 years.

•      James C. Goodfellow and Henry P. Johnson were named co-chief executives of Fiduciary Trust Company International. Mr. Goodfellow, formerly vice chairman, was also appointed chairman. Mr. Johnson continues as president.

•      Sukumar Rajah, chief investment officer - equity, and KN Siva Subramanian, portfolio manager, both of Franklin Templeton Asset Management (India) Private Limited, were named among the top five fund managers in India by Business Standard: Fund Manager in their first annual fund manager rankings.

•      Celebrated the 10th anniversary of the acquisition of Mutual Series and completed a successful marketing campaign focused on Mutual Series’ funds resulting in first time sales from over 9,000 new financial advisors.

• Established a dedicated web site for investors in Mexico.
• Launched an advertising campaign for Systematic Investment Plans in India to promote regular savings and stabilize future sales trends.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements
Unaudited
(in thousands, except assets under management and per share data)	Three months ended December 31
	2006	2005	% Change
Operating Revenues
Investment management fees	$831,890	$687,439	21%
Underwriting and distribution fees	509,773	414,879	23%
Shareholder servicing fees	67,565	64,272	5%
Consolidated sponsored investment products income, net	837	278	201%
Other, net	17,750	14,584	22%
Total operating revenues	1,427,815	1,181,452	21%
Operating Expenses
Underwriting and distribution	478,051	380,077	26%
Compensation and benefits	251,016	218,480	15%
Information systems, technology and occupancy	75,063	73,895	2%
Advertising and promotion	34,861	30,337	15%
Amortization of deferred sales commissions	33,747	32,002	5%
Amortization of intangible assets	2,668	4,353	(39%)
Other	44,339	37,722	18%
Total operating expenses	919,745	776,866	18%
Operating income	508,070	404,586	26%
Other Income (Expenses)
Consolidated sponsored investment products gains, net	30,286	10,814	180%
Investment and other income, net	71,109	32,366	120%
Interest expense	(6,122)	(9,188)	(33%)
Other income, net	95,273	33,992	180%
Income before taxes on income	603,343	438,578	38%
Taxes on income	176,543	120,609	46%
Net income	$426,800	$317,969	34%

Earnings per Share
Basic	$1.69	$1.26	34%
Diluted	1.67	1.21	38%

Dividends per share	$0.15	$0.12	25%

Average Shares Outstanding (in thousands)
Basic	252,400	253,208	—%
Diluted	255,547	265,066	(4%)
Operating Margin[1]	36%	34%	N/A
Assets Under Management (in millions)
Beginning of period	$511,330	$453,065	13%
Sales	37,611	30,370	24%
Reinvested distributions	12,864	8,360	54%
Redemptions	(27,661)	(24,522)	13%
Distributions	(15,554)	(10,042)	55%
Dispositions[2]	(1,968)	—	N/A
Appreciation	36,283	7,619	376%
End of period	$552,905	$464,850	19%
Simple Monthly Average for Period	$533,138	$453,283	18%

1 Operating margin: Operating income divided by total operating revenues.

2 The quarter ended December 31, 2006 includes the divestiture of assets under management of a former subsidiary at October 1, 2006.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements
Unaudited
(in thousands, except per share data)
	Three months ended
	31-Dec-06	30-Sep-06	% Change	30-Jun-06	31-Mar-06	31-Dec-05
Operating Revenues
Investment management fees	$831,890	$764,458	9%	$786,015	$726,015	$687,439
Underwriting and distribution fees	509,773	448,484	14%	447,136	445,501	414,879
Shareholder servicing fees	67,565	64,365	5%	65,593	65,065	64,272
Consolidated sponsored investment products income, net	837	2,123	(61%)	2,753	2,558	278
Other, net	17,750	17,799	—%	15,778	15,631	14,584
Total operating revenues	1,427,815	1,297,229	10%	1,317,275	1,254,770	1,181,452
Operating Expenses
Underwriting and distribution	478,051	417,361	15%	430,727	413,236	380,077
Compensation and benefits	251,016	243,906	3%	242,686	231,182	218,480
Information systems, technology and occupancy	75,063	80,464	(7%)	74,082	73,900	73,895
Advertising and promotion	34,861	48,684	(28%)	41,309	36,130	30,337
Amortization of deferred sales commissions	33,747	34,242	(1%)	31,514	32,115	32,002
Amortization of intangible assets	2,668	2,663	—%	2,650	4,356	4,353
Intangible assets impairment	—	—	N/A	—	68,400	—
Other	44,339	42,857	3%	42,321	45,694	37,722
Total operating expenses	919,745	870,177	6%	865,289	905,013	776,866
Operating income	508,070	427,052	19%	451,986	349,757	404,586
Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	30,286	14,170	114%	(8,352)	16,992	10,814
Investment and other income, net	71,109	57,757	23%	52,271	55,388	32,366
Interest expense	(6,122)	(6,226)	(2%)	(6,682)	(7,125)	(9,188)
Other income, net	95,273	65,701	45%	37,237	65,255	33,992
Income before taxes on income	603,343	492,753	22%	489,223	415,012	438,578
Taxes on income	176,543	111,084	59%	117,809	218,496	120,609
Net income	$426,800	$381,669	12%	$371,414	$196,516	$317,969

Earnings per Share
Basic	$1.69	$1.51	12%	$1.44	$0.76	$1.26
Diluted	1.67	1.49	12%	1.41	0.74	1.21

Dividends per share	$0.15	$0.12	25%	$0.12	$0.12	$0.12

Average Shares Outstanding (in thousands)
Basic	252,400	252,140	—%	257,592	258,110	253,208
Diluted	255,547	255,429	—%	262,876	265,437	265,066
Operating Margin[1]	36%	33%	N/A	34%	28%	34%

Employees	8,211	7,982	3%	7,817	7,540	7,290
Billable Shareholder Accounts (in millions)	19.5	17.7	10%	18.7	17.6	17.1

1 Operating margin: Operating income divided by total operating revenues.

Franklin Resources, Inc.
Summary Balance Sheet
(in thousands)	Preliminary
	Unaudited
	December 31, 2006	September 30, 2006
Assets
Current assets	$5,495,797	$4,969,601
Banking/finance assets	913,639	1,148,893
Non-current assets	3,393,596	3,381,365
Total assets	$9,803,032	$9,499,859

Liabilities and Stockholders’ Equity
Current liabilities	$956,746	$962,196
Banking/finance liabilities	698,385	908,387
Non-current liabilities	923,724	848,752
Total liabilities	2,578,855	2,719,335
Minority interest	106,345	95,796
Total stockholders’ equity	7,117,832	6,684,728
Total liabilities and stockholders’ equity	$9,803,032	$9,499,859

Ending Shares of Common Stock Outstanding	253,552	253,249

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)	Three months ended
	31-Dec-06	30-Sep-06	% Change	30-Jun-06	31-Mar-06	31-Dec-05
Equity
Global/international	$240.6	$217.6	11%	$209.7	$210.8	$193.9
Domestic (U.S.)	91.0	84.4	8%	82.1	84.8	79.6
Total equity	331.6	302.0	10%	291.8	295.6	273.5

Hybrid	98.7	90.6	9%	84.6	83.5	79.7

Fixed-Income
Tax-free	56.6	55.6	2%	54.1	54.3	53.9
Taxable:
Domestic (U.S.)	32.4	32.4	—%	31.3	31.7	32.5
Global/international	27.3	24.4	12%	22.4	20.9	19.6
Total fixed-income	116.3	112.4	3%	107.8	106.9	106.0

Money Market	6.3	6.3	—%	5.9	5.6	5.6

Total Ending Assets	$552.9	$511.3	8%	$490.1	$491.6	$464.8
Simple Monthly Average Assets	$533.1	$500.4	7%	$494.6	$481.2	$453.3

ASSETS UNDER MANAGEMENT AND FLOWS
(in billions)	Three months ended
	31-Dec-06	30-Sep-06	% Change	31-Dec-05	% Change
Beginning Assets Under Management	$511.3	$490.1	4%	$453.1	13%
U.S. retail assets[1]
Beginning assets	$307.2	$293.2	5%	$275.3	12%
Sales	17.8	14.5	23%	13.9	28%
Reinvested distributions	11.5	1.0	1050%	7.8	47%
Redemptions	(11.5)	(11.3)	2%	(10.6)	8%
Distributions	(14.0)	(1.5)	833%	(9.4)	49%
Appreciation	19.9	11.3	76%	2.7	637%
Ending assets	$330.9	$307.2	8%	$279.7	18%
Other assets, including international and institutional
Beginning assets	$204.1	$196.9	4%	$177.8	15%
Sales	19.8	15.9	25%	16.5	20%
Reinvested distributions	1.4	0.3	367%	0.6	133%
Redemptions	(16.1)	(16.8)	(4%)	(13.9)	16%
Distributions	(1.6)	(0.3)	433%	(0.7)	129%
Dispositions[2]	(2.0)	—	N/A	—	N/A
Appreciation	16.4	8.1	102%	4.8	242%
Ending assets	$222.0	$204.1	9%	$185.1	20%
Total Ending Assets	$552.9	$511.3	8%	$464.8	19%
Total Assets Under Management
Beginning assets	$511.3	$490.1	4%	$453.1	13%
Sales	37.6	30.4	24%	30.4	24%
Reinvested distributions	12.9	1.3	892%	8.4	54%
Redemptions	(27.6)	(28.1)	(2%)	(24.5)	13%
Distributions	(15.6)	(1.8)	767%	(10.1)	54%
Dispositions[2]	(2.0)	—	N/A	—	N/A
Appreciation	36.3	19.4	87%	7.5	384%
Ending assets	$552.9	$511.3	8%	$464.8	19%

1 U.S. retail assets include institutional assets totaling approximately $40.4 billion that are invested in U.S. retail fund and annuity products. Total institutional and high net-worth assets at December 31, 2006 were approximately $172.5 billion, of which high net-worth assets comprised $12.2 billion.

2 The quarter ended December 31, 2006 includes the divestiture of assets under management of a former subsidiary at October 1, 2006.

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE
(in billions)	Three months ended
	31-Dec-06	30-Sep-06	31-Dec-05
Global/international equity
Beginning assets	$217.6	$209.7	$185.7
Sales	15.2	10.2	12.3
Reinvested distributions	7.1	0.1	4.8
Redemptions	(11.9)	(12.5)	(9.0)
Distributions	(8.1)	(0.1)	(5.5)
Dispositions[1]	(2.0)	—	—
Appreciation	22.7	10.2	5.6
Ending assets	240.6	217.6	193.9
Domestic (U.S.) equity
Beginning assets	84.4	82.1	77.9
Sales	4.4	4.0	4.0
Reinvested distributions	3.9	—	2.3
Redemptions	(3.6)	(3.8)	(4.1)
Distributions	(4.3)	—	(2.5)
Appreciation	6.2	2.1	2.0
Ending assets	91.0	84.4	79.6
Hybrid
Beginning assets	90.6	84.6	78.4
Sales	5.7	4.5	4.1
Reinvested distributions	1.1	0.5	0.6
Redemptions	(2.2)	(2.1)	(2.0)
Distributions	(1.5)	(0.7)	(0.9)
Appreciation (depreciation)	5.0	3.8	(0.5)
Ending assets	98.7	90.6	79.7
Tax-free income
Beginning assets	55.6	54.1	53.8
Sales	1.9	1.7	1.5
Reinvested distributions	0.4	0.3	0.3
Redemptions	(1.4)	(1.6)	(1.5)
Distributions	(0.6)	(0.6)	(0.5)
Appreciation	0.7	1.7	0.3
Ending assets	56.6	55.6	53.9
Taxable fixed-income
Beginning assets	56.8	53.7	51.4
Sales	6.8	5.3	6.0
Reinvested distributions	0.3	0.3	0.3
Redemptions	(4.9)	(3.7)	(5.1)
Distributions	(1.0)	(0.3)	(0.6)
Appreciation	1.7	1.5	0.1
Ending assets	59.7	56.8	52.1
Money market
Beginning assets	6.3	5.9	5.9
Sales	3.6	4.7	2.5
Reinvested distributions	0.1	0.1	0.1
Redemptions	(3.6)	(4.4)	(2.8)
Distributions	(0.1)	(0.1)	(0.1)
Appreciation	—	0.1	—
Ending assets	6.3	6.3	5.6
Ending Assets Under Management	$552.9	$511.3	$464.8

1 The quarter ended December 31, 2006 includes the divestiture of assets under management of a former subsidiary at October 1, 2006.

Conference Call Information

On Thursday, January 25, 2007, Franklin Resources, Inc. [NYSE:BEN] President and Chief Executive Officer, Greg Johnson, and Senior Vice President, Chief Financial Officer and Treasurer, Ken Lewis, will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 645-0197 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through February 8, 2007. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code 6218075, after 5:30 p.m. Eastern Time on January 25, 2007, through 11:59 p.m. Eastern Time on February 8, 2007.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-3395.

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has 60 years of investment experience and over $552 billion in assets under management at December 31, 2006. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.

2.

Morningstar ratings and Lipper rankings for Franklin Templeton U.S.-registered funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A asset data is based on 11/30/06 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.

3.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 145 peer groups of U.S. retail mutual funds, and the groups vary in size from 5 to 972 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

Lipper Performance Rankings of Franklin Templeton’s Long-Term Mutual Funds (see also footnote 2 and 3 above)

FRANKLIN TEMPLETON

Quartile	Time Periods Ended December 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	75%	81%	87%	94%
3rd & 4th	25%	19%	13%	6%

FRANKLIN TEMPLETON EQUITY

Quartile	Time Periods Ended December 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	74%	74%	80%	92%
3rd & 4th	26%	26%	20%	8%

FRANKLIN TEMPLETON FIXED INCOME

Quartile	Time Periods Ended December 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	77%	97%	100%	99%
3rd & 4th	23%	3%	0%	1%

FRANKLIN EQUITY

Quartile	Time Periods Ended December 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	76%	75%	80%	91%
3rd & 4th	24%	25%	20%	9%

TEMPLETON EQUITY

Quartile	Time Periods Ended December 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	66%	65%	74%	90%
3rd & 4th	34%	35%	26%	10%

MUTUAL SERIES EQUITY

Quartile	Time Periods Ended December 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	95%	100%	100%	100%
3rd & 4th	5%	0%	0%	0%

FRANKLIN TEMPLETON TAXABLE FIXED INCOME

Quartile	Time Periods Ended December 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	34%	87%	100%	97%
3rd & 4th	66%	13%	0%	3%

FRANKLIN TEMPLETON TAX-FREE FIXED INCOME

Quartile	Time Periods Ended December 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	90%	100%	100%	100%
3rd & 4th	10%	0%	0%	0%

4.

Source: Lipper® Inc., 12/31/06. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 38, 44, 49 and 40 funds ranked in the top quartile and 34, 25, 23 and 24 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

5.

Source: Lipper® Inc., 12/31/06. Of the eligible Franklin Templeton equity funds tracked by Lipper, 14, 14, 17 and 12 funds ranked in the top quartile and 17, 14, 12 and 12 funds ranked in the second quartile, for the one-, three- five-, and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 12/31/06. Of the eligible Franklin Templeton non-money market fixed income funds tracked by Lipper, 24, 30, 32 and 28 funds ranked in the top quartile and 17, 11, 11 and 12 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 12/31/06. Of the eligible Franklin equity funds tracked by Lipper, 6, 8, 10 and 5 funds ranked in the top quartile and 12, 9, 8 and 9 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 12/31/06. Of the eligible Templeton equity funds tracked by Lipper, 4, 3, 3 and 2 funds ranked in the top quartile and 3, 1, 2 and 3 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 12/31/06. Of the eligible Mutual Series equity funds tracked by Lipper, 4, 3, 4 and 5 funds ranked in the top quartile and 2, 4, 2 and 0 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 12/31/06. Of the eligible Franklin Templeton non-money market taxable fixed income funds tracked by Lipper, 5, 2, 5 and 3 funds ranked in the top quartile and 3, 6, 5 and 4 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 12/31/06. Of the eligible Franklin Templeton non-money market tax-free fixed income funds tracked by Lipper, 19, 28, 27 and 25 funds ranked in the top quartile and 14, 5, 6 and 8 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

12.

Source: Lipper® Inc., 12/31/06. Franklin Balance Sheet Investment Fund Class A ranked 114 in a universe of 297 funds in Lipper's "Mid-Cap Value Funds" group for the one-year period, 45 of 222 for the three-year period, 30 of 166 for the five-year period and 9 of 48 for the 10-year period.

13.

Source: Lipper® Inc., 12/31/06. Templeton Growth Fund Class A ranked 6 in a universe of 24 funds in Lipper's "Global Large-Cap Value Funds" group for the one-year period, 4 of 19 for the three-year period, 3 of 18 for the five-year period and 1 of 5 for the 10-year period.

14.

Source: Lipper® Inc., 12/31/06. Mutual Shares Fund Class A ranked 204 in a universe of 444 funds in Lipper's "Multi-Cap Value Funds" group for the one-year period, 110 of 341 for the three-year period, 44 of 253 for the five-year period and 19 of 100 for the 10-year period.

15.

Source: Lipper® Inc., 12/31/06. Mutual Beacon Fund Class A ranked 50 in a universe of 916 funds in Lipper's "Multi-Cap Core Funds" group for the one-year period, 38 of 648 for the three-year period, 28 of 469 for the five-year period and 46 of 197 for the 10-year period.

16.

Source: Lipper® Inc., 12/31/06. Mutual Discovery Fund Class A ranked 26 in a universe of 53 funds in Lipper's "Global Multi-Cap Value Funds" group for the one-year period, 12 of 46 for the three-year period, 13 of 31 for the five-year period and 3 of 14 for the 10-year period.

17.

Source: Lipper® Inc., 12/31/06. Franklin Federal Tax-Free Income Fund Class A ranked 58 in a universe of 257 funds in Lipper's "General Municipal Debt Funds" group for the one-year period, 27 of 250 for the three-year period, 38 of 227 for the five-year period and 31 of 145 for the 10-year period.

18.

Source: Lipper® Inc., 12/31/06. Franklin California High Yield Municipal Fund Class A ranked 5 in a universe of 116 funds in Lipper's "California Municipal Debt Funds" group for the one-year period, 4 of 111 for the three-year period, 5 of 95 for the five-year period and 3 of 68 for the 10-year period.

19.

Source: Lipper® Inc., 12/31/06. Franklin Income Fund Class A ranked 9 in a universe of 425 funds in Lipper's "Mixed-Asset Target Allocation Moderate Funds" group for the one-year period, 24 of 306 for the three-year period, 2 of 219 for the five-year period and 5 of 107 for the 10-year period.

20.

Source: Lipper® Inc., 12/31/06. Templeton Global Bond Fund Class A ranked 2 in a universe of 103 funds in Lipper's "Global Income Funds" group for the one-year period, 2 of 93 for the three-year period, 2 of 78 for the five-year period and 5 of 52 for the 10-year period.

21.

Source: Lipper® Inc., 12/31/06. A Lipper Leaders distinction does not imply that a fund named as a Lipper Leader had the best performance in its category. Lipper Leaders Awards are based on Class A shares. Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers. Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers. Lipper ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures. Lipper ratings are computed for all Lipper classifications with five or more distinct portfolios and span both equity and fixed-income funds (e.g., large-cap core, general U.S. Treasury, etc.). The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Consistent Return, Total Return, Preservation, Tax-Efficiency, and Expense metrics over three-, five- and 10-year periods (if applicable). 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4 and the lowest 20% are scored 5. Franklin Balance Sheet Investment Fund, in Lipper’s Mid-Cap Value classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: 2 [222], Lipper Leader [166], Lipper Leader [48]; Preservation (in Equity asset class): 2 [8429], Lipper Leader [6670], Lipper Leader [2533]; Expense: Lipper Leader [78], Lipper Leader [64], Lipper Leader [26]; Tax Efficiency: Lipper Leader [222], 2 [166], Lipper Leader [48]. Templeton Growth Fund, in Lipper’s Global Large-Cap Value classification, received the following ratings for the three-, five and 10-year periods respectively: Preservation (in Equity asset class): Lipper Leader [8429], Lipper Leader [6670], Lipper Leader [2533]. Mutual Shares Fund, in Lipper’s Multi-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: 2 [340], Lipper Leader [252], Lipper Leader [99]; Preservation (in Equity asset class): Lipper Leader [8429], Lipper Leader [6670], Lipper Leader [2533]. Mutual Beacon Fund, in Lipper’s Multi-Cap Core Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [646], Lipper Leader [468], 2 [197]; Preservation (in Equity asset class): Lipper Leader [8429], Lipper Leader [6670], Lipper Leader [2533]. Mutual Discovery Fund, in Lipper’s Global Multi-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Preservation (in Equity asset class): Lipper Leader [8429], Lipper Leader [6670], Lipper Leader [2533]. Franklin Federal Tax-Free Income Fund, in Lipper’s General Municipal Debt Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [250], Lipper Leader [227], 2 [145]; Consistent Return: 2 [240], 2 [219], 2 [119]; Expense: Lipper Leader [102], Lipper Leader [96], Lipper Leader [74]. Franklin California High Yield Municipal Fund, in Lipper’s California Municipal Debt Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [111], Lipper Leader [95], Lipper Leader [68]; Consistent Return: 3 [108], Lipper Leader [95], Lipper Leader [50]; Tax Efficiency: Lipper Leader [111], 2 [95], Lipper Leader [68]. Franklin Income Fund, in Lipper's Mixed-Asset Target Allocation Moderate Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [306], Lipper Leader [219], Lipper Leader [107]; Consistent Return: Lipper Leader [299], Lipper Leader [214], 3 [92]. Templeton Global Bond Fund, in Lipper's Global Income Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [93], Lipper Leader [79], Lipper Leader [52]. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2003, Reuters, All Rights Reserved.

22.

Source: Morningstar® 12/31/06. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Past performance does not guarantee future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 268; 186; 54 Mid-Cap Value funds for the respective three-, five- and 10-year periods ended 12/31/06, as applicable. For the three-, five- and 10-year periods ended 12/31/06, the Morningstar ratings were: Franklin Balance Sheet Investment Fund 3, 4, 4.The following fund was rated against 415; 326; 154 World Stock funds for the respective three-, five- and 10-year periods ended 12/31/06, as applicable. For the three-, five- and 10-year periods ended 12/31/06, the Morningstar ratings were: Templeton Growth Fund 3, 4, 4. The following funds were rated against 1111; 835; 397 Large Value funds for the respective three- five- and 10-year periods ended 12/31/06, as applicable. For the three-, five- and 10-year periods ended 12/31/06, the Morningstar ratings were: Mutual Shares Fund 3, 4, 5 and Mutual Beacon Fund 3, 4, 5. The following fund was rated against 415; 326; 154 World Stock funds for the respective three-, five- and 10-year periods ended 12/31/06, as applicable. For the three-, five- and 10-year periods ended 12/31/06, the Morningstar ratings were: Mutual Discovery Fund 4, 4, 5. The following fund was rated against 284; 266; 196 Muni National Long funds for the respective three-, five- and 10-year periods ended 12/31/06, as applicable. For the three-, five- and 10-year periods ended 12/31/06, the Morningstar ratings were: Franklin Federal Tax-Free Income Fund 3, 3, 4. The following fund was rated against 157; 139; 110 Muni California Long funds for the respective three-, five- and 10-year periods ended 12/31/06, as applicable. For the three-, five- and 10-year periods ended 12/31/06, the Morningstar ratings were: Franklin California High Yield Municipal Fund 5, 5, 5. The following fund was rated against 339; 177; 88 Conservative Allocation funds for the respective three-, five- and 10-year periods ended 12/31/06, as applicable. For the three-, five- and 10-year periods ended 12/31/06, the Morningstar ratings were: Franklin Income Fund 5, 5, 5. The following fund was rated against 160; 141; 93 World Bond funds for the respective three-, five- and 10-year periods ended 12/31/06, as applicable. For the three-, five- and 10-year periods ended 12/31/06, the Morningstar ratings were: Templeton Global Bond Fund 5, 5, 4.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc., which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

• We are subject to extensive and often complex, overlapping and frequently changing regulation domestically and abroad.

•      Regulatory and legislative actions and reforms are making the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

•      Our ability to maintain the beneficial tax treatment we anticipate with respect to foreign earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and timely and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

• Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.
• We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous foreign countries.
• We depend on key personnel and our financial performance could be negatively affected by the loss of their services.

•      Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

• Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.
• The amount or mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.

•      Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

• Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
• We could suffer losses in earnings or revenue if our reputation is harmed.
• Our future results are dependent upon maintaining an appropriate level of expenses, which are subject to fluctuation.
• Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.

•      Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•      Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

• Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.
• Diverse and strong competition limits the interest rates that we can charge on consumer loans.

•      Civil litigation arising out of or relating to previously settled governmental investigations or other matters, governmental or regulatory investigations and/or examinations and the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

• Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

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